Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Gensym Corporation (the “Company”) for the period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Lowell B. Hawkinson, Chief Executive Officer and Principal Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ LOWELL B. HAWKINSON

Dated: November 19, 2003                                                                    Lowell B. Hawkinson

Chief Executive Officer and Principal

Financial Officer